AAL VARIABLE PRODUCT SERIES FUND, INC.

                          Supplement Dated July 1, 1998
                      To the Prospectus Dated March 1, 1998
                            (As Revised June 1, 1998)


Proposed Nonsubstantive Change in Sub-Advisory Agreement Affecting the AAL Variable Product International Stock Portfolio of AAL Variable Product Series Fund, Inc.

         The Board of Directors of the AAL Variable Product Series Fund, Inc. (the "Fund") has set August 14, 1998 as the date for a Special Meeting of Shareholders of the AAL Variable Product International Stock Portfolio (the "Portfolio") to vote on the approval of a new Sub-Advisory Agreement for that Portfolio. Shareholders of record of the Portfolio as of June 30, 1998 will be eligible to vote on this matter.

         This matter arises out of legal technicalities, and is not expected to have any substantive effect on the investment management services presently provided to the Portfolio, the investment management personnel responsible for providing those services, the fees paid by the Portfolio for those services, or the investment objective, policies and programs of the Portfolio.

         Oechsle International Advisors L.P. ("Oechsle L.P.") presently serves as the sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement, dated February 13, 1998, by and among the Fund (on behalf of the Portfolio), Aid Association for Lutherans (the Portfolio=s investment advisor) and Oechsle L.P. Oechsle L.P. plans to restructure its business and ownership. Under provisions of the Investment Company Act of 1940 (the "1940 Act"), this restructuring could be deemed a change in control of Oechsle L.P., which in turn could be deemed an assignment of the current sub-advisory agreement from Oechsle L.P. to the restructured company, to be known as Oechsle International Advisors LLC ("Oechsle LLC"). Additional provisions of the 1940 Act provide that a sub-advisory contract terminates automatically upon its assignment. A successor by assignment may continue providing sub-advisory services to the affected mutual fund only pursuant to the terms of a new sub-advisory agreement that has been approved by shareholders of the fund.

         The Board of Directors of the Fund has determined to solicit shareholder approval of a new sub-advisory agreement with Oechsle LLC in order to eliminate any uncertainty about the authority of Oechsle LLC to continue providing sub-advisory services following Oechsle L.P.=s pending restructuring transaction. The terms of the proposed new sub-advisory agreement are substantively identical to the terms of the current sub-advisory agreement. If the Portfolio's shareholders approve the new sub-advisory agreement, shareholders should notice no difference in the sub-advisory services.

         This Supplement must accompany the delivery of all Prospectuses on and after July 1, 1998.




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